SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 27, 2002

                             CHELL GROUP CORPORATION
             (Exact name of registrant as specified in its charter)

          NEW YORK                     005-524525                 112805051
  (State or other jurisdiction        (Commission             (IRS Employer of
         incorporation)               File Number)           Identification No.)

                14 METEOR DRIVE, TORONTO, ONTARIO CANADA, M9W 1A4
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (416) 675-6666

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         --------------------------------------------------------------

Item 5.  Other Events and Regulation FD Disclosure

      The Board of Directors of Chell Group Corporation (the "Company") at a meeting held on Thursday, June 27, 2002, approved the realignment of its senior management. Mr. Cameron Chell resigned as President and CEO of the Company, effective immediately and was appointed to serve as the Company's Chief Technology Strategist. Mr. Stephen McDermott was appointed as the CEO of the Company. Mr. McDermott who had been the Director Corporate Finance of the Company has over 13 years of investment banking and private equity sales experience in the technology, healthcare and biotech industries. The Board also appointed Mr. Don Pagnutti, who has been Vice President-Finance and a Director of the Company, as President and Chief Financial Officer of the Company. Adrian Towning, an independent director since 1994, accepted the position of Chairman of the Board of Directors. The Board determined that in order to further the independence of the Company, Mr. Pagnutti, the President and Chief Financial Officer, shall be the sole non-independent Director and accordingly, due to the fact that David Bolink and Gordon Herman are not independent Directors, they have resigned as Directors but are planning on continued involvement with the Company. In addition, Mr. Chell has given a proxy for all of the voting rights to the independent directors with respect to shares he controls, either directly or indirectly, through Chell.com Ltd. A copy of the Irrevocable Proxy granted by Cameron Chell, individually and Chell.com Ltd are annexed hereto as Exhibit "99.1" and "99.2" respectively.

      The Board of Directors reiterated its commitment to completing several acquisitions that are being currently negotiated and to move ahead with its business plan to identify, acquire and grow undervalued technology companies.

      The Company plans to seek immediate quotation of its shares on the OTCBB upon the determination by the Nasdaq Stock Market Listing Qualifications Panel (the "Panel") to delist the Company's securities from The Nasdaq Stock Market effective with the open of business June 27, 2002. The Company intends to appeal the Panel's decision to the extent available by law.

      The Company has issued press releases with respect to the aforementioned on June 28, 2002, a copy of which is annexed hereto as Exhibit "99.3" and on July 1, 2002, a copy of which is annexed hereto as Exhibit "99.4."


Item 7. Financial Statements and Exhibits

Set forth below is a list of the Exhibits applicable to this Current Report on Form 8-K, numbered in accordance with Item 601 of Regulation S-K.

Exhibit 99.1 Irrevocable Proxy granted by Cameron Chell dated July 2, 2002
Exhibit 99.2 Irrevocable Proxy granted by Chell.com, Ltd. dated July 2, 2002
Exhibit 99.3 Press Release dated June 28, 2002
Exhibit 99.4 Press Release dated July 1, 2002

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Chell Group Corporation
                                          a New York Corporation


Date: July 2, 2002                        By: /s/ Don Pagnutti
                                             -----------------------------------
                                             Don Pagnutti, President and
                                             Chief Financial Officer